                                                                   EXHIBIT 10.36

                         COMMITMENT TRANSFER SUPPLEMENT

     COMMITMENT TRANSFER SUPPLEMENT, dated as of February 4, 2002, among PNC Bank, National Association (the "Transferor Lender"), Fleet Capital Corporation, ("Purchasing Lender"), and PNC Bank, National Association, as agent for the Lenders under the Fourth Amended and Restated Revolving Credit and Security Agreement described below (in such capacity, the "Agent").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 15.3 of that certain Fourth Amended and Restated Revolving Credit and Security Agreement dated as of December 26, 2001 among WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Holdings Corporation, Radnor Delaware II, Inc., StyroChem U.S., Ltd., StyroChem Delaware, Inc., WinCup Texas, Ltd, StyroChem GP II, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C. and WinCup LP, L.L.C. (each, a "Borrower" and jointly and severally, the "Borrowers"), PNC Bank, National Association ("PNC"), each of the other financial institutions named in or which hereafter become a party thereto (PNC and such other financial institutions, the "Lenders") and PNC, as Agent (as same may be amended, supplemented or otherwise modified in accordance with the terms thereof, the "Credit Agreement");

     WHEREAS, Purchasing Lender wished to become a Lender party to the Credit Agreement; and

     WHEREAS, the Transferor Lender is selling and assigning to Purchasing Lender rights, obligations and commitments under the Credit Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein which are not defined shall have the meanings given to them in the Credit Agreement.

     2. Upon receipt by the Agent of four counterparts of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I,
                                                                    ----------
and each of which has been executed by the Transferor Lender and Agent, Agent will transmit to Transferor Lender and Purchasing Lender a Transfer Effect Notice, substantially in the form of Schedule II to this Commitment Transfer
                                     -----------
Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this
                 ----- ----
Commitment Transfer Supplement shall become effective (the "Transfer Effective Date"), which date unless otherwise noted therein, shall not be earlier than the first Business Day following the date such Transfer Effective Notice is received. From and after the Transfer Effective Date, Purchasing Lender shall be a Lender party to the Credit Agreement for all purposes thereof.

     3. At or before 12:00 Noon (Philadelphia time) on the Transfer Effective Date Purchasing Lender shall pay to Transferor Lender, in immediately available funds, an amount equal to the purchase price, as agreed between Transferor Lender and such Purchasing Lender (the "Purchase Price"), of the portion of the Advances being purchased by such Purchasing Lender (such Purchasing Lender's "Purchased Percentage") of the outstanding Advances and other amounts owing to the Transferor Lender under the Credit Agreement, and the Note(s). Effective upon receipt by Transferor Lender of the Purchase Price from a Purchasing Lender, Transferor Lender hereby irrevocably sells, assigns and transfers to such Purchasing Lender, without recourse, representation or warranty, and Purchasing Lender hereby irrevocably purchases, takes and assumes from Transferor Lender, such Purchasing Lender's Purchased Percentage of the Advances and other amounts owing to the Transferor Lender under the Credit Agreement and the Note(s) together with all instruments, documents and collateral security pertaining thereto.

     4. Transferor Lender has made arrangements with Purchasing Lender with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by Transferor Lender to such Purchasing Lender of any fees heretofore received by Transferor Lender pursuant to the Credit Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates of payment, by such Purchasing Lender to Transferor Lender of fees or interest received by such Purchasing Lender pursuant to the Credit Agreement from and after the Transfer Effective Date.

     5. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Transferor Lender pursuant to the Credit Agreement and the Note(s) shall, instead, be payable to or for the account of Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

         (b) All interest, fees and other amounts that would otherwise accrue for the account of Transferor Lender from and after the Transfer Effective Date pursuant to the Credit Agreement and the Note(s) shall, instead, accrue for the account of, and be payable to, Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Lender, Transferor Lender and Purchasing Lender will make appropriate arrangements for payment by Transferor Lender to such Purchasing Lender of such amount upon receipt thereof from Borrowers.

     6. Concurrently with the execution and delivery hereof, Transferor Lender will provide to Purchasing Lender conformed copies of the Credit Agreement and all related documents delivered to Transferor Lender.

     7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

     8. By executing and delivering this Commitment Transfer Supplement, Transferor Lender and Purchasing Lender confirm to and agree with each other and Agent and Lenders as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Note(s) or any other instrument or document furnished pursuant thereto; (ii) Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their Obligations under the Credit Agreement, the Note(s) or any other instrument or document furnished pursuant hereto; (iii) Purchasing Lender confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (iv) Purchasing Lender will, independently and without reliance upon Agent, Transferor Lender or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) Purchasing Lender appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof; (vi) Purchasing Lender agrees that it will perform all of its respective obligations as set forth in the Credit Agreement to be performed by each as a Lender; and (vii) Purchasing Lender represents and warrants to Transferor Lender, Lenders, Agent and Borrower that it is either (x) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by Borrowers under the Credit Agreement and Other Documents or (y) is engaged in trade or business within the United States of America.

     9.  Schedule I hereto sets forth the revised Commitment Percentages of
         ----------
Transferor Lender and the Commitment Percentage of Purchasing Lender as well as administrative information with respect to Purchasing Lender.

     10. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.


                        [Signatures Begin on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on the date set forth above.


                                               PNC BANK, NATIONAL ASSOCIATION
                                               as Transferor Lender


                                               By:  /S/ JANEANN FEHRLE, VP
                                                  ------------------------------
                                                  Janeann Fehrle, Vice President


                                               FLEET CAPITAL CORPORATION
                                               As Purchasing Lender

                                               By:   /S/ DAVID FIORITO
                                                  ------------------------------
                                               Name:  David Fiorito
                                                    ----------------------------
                                               Title: SVP
                                                     ---------------------------

                                               PNC BANK, NATIONAL ASSOCIATION
                                               as Agent

                                               By:   /S/ JANEANN FEHRLE, VP
                                                  ------------------------------
                                                  Janeann Fehrle, Vice President

Consented to:


WINCUP HOLDINGS, INC.


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


RADNOR CHEMICAL CORPORATION


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer

                             Signature Page 1 of 3

STYROCHEM U.S., LTD.
By: StyroChem GP, LLC, its General Partner
 By: Radnor Chemical Corporation, its Sole Member


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


RADNOR HOLDINGS CORPORATION


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


RADNOR DELAWARE II, INC.


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


STYROCHEM DELAWARE, INC.


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


WINCUP TEXAS, LTD.
By: WinCup GP, LLC, its General Partner
 By: WinCup Holdings, Inc., its Sole Member


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


STYROCHEM GP, L.L.C.
By: Radnor Chemical Corporation, its Sole Member


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer

                             Signature Page 2 of 3

STYROCHEM LP, L.L.C.
By: Radnor Chemical Corporation, its Sole Member


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


WINCUP GP, L.L.C.
By: WinCup Holdings, Inc. its Sole Member


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer


WINCUP LP, L.L.C.
By: WinCup Holdings, Inc. its Sole Member


By:  /S/ R. RADCLIFFE HASTINGS
     ----------------------------------------------------
     R. Radcliffe Hastings, Sr. Vice President, Treasurer

                             Signature Page 3 of 3

                 SCHEDULE I TO COMMITMENT TRANSFER SUPPLEMENT

LIST OF OFFICES, ADDRESSES FOR NOTICES AND COMMITMENT AMOUNTS
-------------------------------------------------------------

PNC Bank, National Association             Revised Commitment Amount                $  20,000,000

                                           Revised Commitment Percentage            57.142857143%

Fleet Capital Corporation                  Commitment Amount                        $  15,000,000

                                           Commitment Percentage                    42.857142857%

Addresses for Notices for Fleet Capital
---------------------------------------
Corporation
-----------

Attention:
Telephone:
Telecopier:

                SCHEDULE II TO COMMITMENT TRANSFER SUPPLEMENT

                      [Form of Transfer Effective Notice]

To: _________________, as Transferor Lender and _________________, as Purchasing
Lender:

          The undersigned, as Agent under the Fourth Amended and Restated Revolving Credit and Security Agreement dated as of December 26, 2001 between WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Holdings Corporation, Radnor Delaware II, Inc., StyroChem U.S., Ltd., StyroChem Delaware, Inc., Wincup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C. and WinCup LP, L.L.C. (each, a "Borrower" and jointly and severally, the "Borrowers"), PNC Bank, National Association ("PNC"), each of the other financial institutions named in or which hereafter become a party thereto (PNC and such other financial institutions, the "Lenders") and PNC as agent for the Lenders, acknowledges receipt of four (4) executed counterparts of a completed Commitment Transfer Supplement in the form attached hereto. [Note: Attach copy of Commitment Transfer Supplement.] Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

          Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be [Insert date of Transfer Effective Notice].

                                                 PNC BANK, NATIONAL ASSOCIATION,
                                                 as Agent

                                                 By:
                                                    ----------------------------
                                                 Title:
                                                       -------------------------


ACCEPTED FOR RECORDATION
 IN REGISTER:

                           Transfer Effective Notice


To: PNC Bank, National Association, as Transferor Lender and Fleet Capital Corporation, as Purchasing Lender:

          The undersigned, as Agent under the Fourth Amended and Restated Revolving Credit and Security Agreement dated as of December 26, 2001 between WinCup Holdings, Inc., Radnor Chemical Corporation, Radnor Holdings Corporation, Radnor Delaware II, Inc., StyroChem U.S., Ltd., StyroChem Delaware, Inc., Wincup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C. and WinCup LP, L.L.C. (each, a "Borrower" and jointly and severally, the "Borrowers"), PNC Bank, National Association ("PNC"), each of the other financial institutions named in or which hereafter become a party thereto (PNC and such other financial institutions, the "Lenders") and PNC as agent for the Lenders, acknowledges receipt of four (4) executed counterparts of a completed Commitment Transfer Supplement in the form attached hereto. Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

          Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be February 4, 2002.

                                               PNC BANK, NATIONAL ASSOCIATION,
                                               as Agent

                                               By: /s/  Janeann Fehrle, VP
                                                  ------------------------------
                                                  Janeann Fehrle, Vice President


ACCEPTED FOR RECORDATION
 IN REGISTER: